Exhibit 99.1

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

The Parking REIT, Inc.

We have audited the accompanying historical summary of revenues and direct costs of revenues of the three parking garage properties called 1 West 7th Street Property, 222 West 7th Street Property and 322 Streeter Property, all located in Chicago, Illinois (the “Properties”), for the year ended December 31, 2020, and the related notes (the “Historical Summary”).

Management’s responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on this Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct costs of revenues (described in in the accompanying notes) of the Properties for the year ended December 31, 2020, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of matter

We draw attention to Note 2 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purposes of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of The Parking REIT, Inc.)  and is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ RBSM LLP

New York, New York

November 8, 2021

Historical Summary of 1 West 7th Street Property

Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2021 (unaudited)

and the Year Ended December 31, 2020

	June 30, 2021 (unaudited)	December 31, 2020
Revenues
Parking revenue	$ 384,601	$ 795,520
License revenue	37,500	450,000
Rental Revenue	82,762	140,416
Total revenues	504,863	1,385,936

Certain operating expenses
Property operating expenses	78,505	157,010
Taxes and licenses	161,501	84,133
Repairs and maintenance	-	18,825
Insurance	9,856	21,914
Professional fees	7,014	11,578
Total certain operating expenses	256,876	293,460

Revenues in excess of certain operating expenses	$ 247,987	$ 1,092,476

See Notes to Statements of Revenues and Certain Operating Expenses

1 West 7th Street Property

Notes to Historical Summary of Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2021 (unaudited)

and the Year Ended December 31, 2020

1.	Organization and basis of presentation
The accompanying Statements of Revenue and Certain Expenses (“Historical Summary”) include the operations of the parking garage and retail space located at 7 West 7th Street in Cincinnati, Ohio (the “Property”) for the six months ended June 30, 2021 (unaudited) and the year ended December 31, 2020. The Parking REIT, Inc. (the “Company”) completed its acquisition of the Property on August 25, 2021, for approximately $30.8 million, plus closing and acquisition costs.

The accompanying Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (“SEC”) for the acquisition of real estate properties. The Historical Summary is not representative of the actual operations of the Property for the periods presented because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Property have been excluded. Items excluded generally consist of management fees, interest and debt related costs, depreciation and intangible amortization expense and certain other allocated corporate expenses not directly related to the operations of the Property. Therefore, the Historical Summary may not be comparable to a statement of operations for the Property after its acquisition by the Company.

2.	Basis of accounting
The Historical Summary has been prepared on the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

The unaudited Historical Summary for the six months ended June 30, 2021, was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2020, and reflects all adjustments, consisting of only normal, recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of operations. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

Furthermore, the accrual method of accounting requires the use of estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in preparation of the Historical Summary.

3.	Revenue recognition
Transient and special event parking revenue is recognized at the point of sale. The Property has parking license and tenant lease agreements in which it recognizes revenue monthly pursuant to the terms of each agreement.

The decrease in revenue from 2020 reflects the termination of the license agreement due to relocation of their corporate headquarters.

4.	Certain Operating Expenses
Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Company. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

The lower taxes and licenses in 2020 reflects the reversal of a property tax accrual that was determined to no longer be owed during 2020.

5.	Subsequent Events
Subsequent to June 30, 2021, and through date of filing, management did not identify any subsequent events requiring additional disclosure.

222 West 7th Street Property

Historical Summary of Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2021 (unaudited)

and the Year Ended December 31, 2020

	June 30, 2021 (unaudited)	December 31, 2020
Revenues
Parking revenue	$ 151,162	$ 444,561
License revenue	369,045	639,620
Total revenues	520,207	1,084,181

Certain operating expenses
Property operating expenses	65,927	131,854
Taxes and licenses	137,069	278,066
Repairs and maintenance	-	268,631
Insurance	12,753	26,307
Professional fees	2,606	3,893
Total certain operating expenses	218,355	708,751

Revenues in excess of certain operating expenses	$ 301,852	$ 375,430

See Notes to Statements of Revenues and Certain Operating Expenses

222 West 7th Street Property

Notes to Historical Summary of Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2021 (unaudited)

and the Year Ended December 31, 2020

1.	Organization and basis of presentation
The accompanying Statements of Revenue and Certain Expenses (“Historical Summary”) include the operations of the parking garage located at 222 West 7th Street in Cincinnati, Ohio (the “Property”) for the six months ended June 30, 2021 (unaudited) and the year ended December 31, 2020. The Parking REIT, Inc. (the “Company”) completed its acquisition of the Property on August 25, 2021, for approximately $27.2 million, plus closing and acquisition costs.

The accompanying Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (“SEC”) for the acquisition of real estate properties. The Historical Summary is not representative of the actual operations of the Property for the periods presented because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Property have been excluded. Items excluded generally consist of management fees, interest and debt related costs, depreciation and intangible amortization expense and certain other allocated corporate expenses not directly related to the operations of the Property. Therefore, the Historical Summary may not be comparable to a statement of operations for the Property after its acquisition by the Company.

2.	Basis of accounting
The Historical Summary has been prepared on the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

The unaudited Historical Summary for the six months ended June 30, 2021, was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2020, and reflects all adjustments, consisting of only normal, recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of operations. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

Furthermore, the accrual method of accounting requires the use of estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in preparation of the Historical Summary.

3.	Revenue recognition
Transient and special event parking revenue is recognized at the point of sale. The Property has parking license agreements in which it recognizes revenue monthly pursuant to the terms of each agreement.

4.	Certain Operating Expenses
Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Company. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

5.	Subsequent Events
Subsequent to June 30, 2021, and through date of filing, management did not identify any subsequent events requiring additional disclosure.

322 Streeter Property

Historical Summary of Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2021 (unaudited)

and the Year Ended December 31, 2020

	June 30, 2021 (unaudited)	December 31, 2020
Revenues
Parking revenue	$ 1,557,020	$ 1,809,460
Total revenues	1,557,020	1,809,460

Certain operating expenses
Property operating expenses	172,675	304,662
Taxes and licenses	834,290	1,472,280
Repairs and maintenance	-	101,953
Insurance	30,819	65,111
Professional fees	4,918	22,684
Total certain operating expenses	1,042,702	1,966,690

Revenues in excess of (less than) certain operating expenses	$ 514,318	$ (157,230)

 See Notes to Statements of Revenues and Certain Operating Expenses

322 Streeter Property

Notes to Historical Summary of Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2021 (unaudited)

and the Year Ended December 31, 2020

1.	Organization and basis of presentation
The accompanying Statements of Revenue and Certain Expenses (“Historical Summary”) include the operations of the parking garage located at 322 East Illinois Street in Chicago, Illinois (the “Property”) for the six months ended June 30, 2021 (unaudited) and the year ended December 31, 2020. The Parking REIT, Inc. (the “Company”) completed its acquisition of the Property on August 25, 2021, for approximately $36.9 million, plus closing and acquisition costs.

The accompanying Historical Summary has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (“SEC”) for the acquisition of real estate properties. The Historical Summary is not representative of the actual operations of the Property for the periods presented because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Property have been excluded. Items excluded generally consist of management fees, interest and debt related costs, depreciation and intangible amortization expense and certain other allocated corporate expenses not directly related to the operations of the Property. Therefore, the Historical Summary may not be comparable to a statement of operations for the Property after its acquisition by the Company.

2.	Basis of accounting
The Historical Summary has been prepared on the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

The unaudited Historical Summary for the six months ended June 30, 2021, was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2020, and reflects all adjustments, consisting of only normal, recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of operations. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

Furthermore, the accrual method of accounting requires the use of estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in preparation of the Historical Summary.

3.	Revenue recognition
Transient, hotel and special event parking revenue is recognized at the point of sale.

4.	Certain Operating Expenses
Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Company. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

5.	Subsequent Events
Subsequent to June 30, 2021, and through date of filing, management did not identify any subsequent events requiring additional disclosure.